Exhibit 10.6

AMENDMENT TO

SERIES A PREFERRED SHARE PURCHASE AGREEMENT

This Amendment (this “Amendment”), dated June 18, 2014, amends that certain Series A Preferred Share Purchase Agreement by and between EnteraBio Ltd. and Centillion Fund, dated January 29, 2014 (the “SPA”) as follows:

1.	Section 9.10 of the SPA shall be amended to read as follows:

“9.10       Registration of Shares. The Company shall use its reasonable efforts to (i) file with the SEC a registration statement on Form F-1 for the purpose of effecting an initial public offering of its Ordinary Shares (the “QIPO”) following the consummation of which the Company’s shares shall be listed on the NASDAQ or NYSE MKT LLC (AMEX) no later than November 1, 2014, (ii) to appoint underwriters for the purpose of effecting the QIPO, and (iii) to consummate the QIPO no later than May 1, 2015.

2.	Schedule 1.2(a) to the SPA (Milestone) shall be amended and replaced with the Schedule 1.2(a) attached as Exhibit A hereto.

All terms not otherwise defined herein shall have the meaning ascribed to such terms in the SPA

Any modifications to this Amendment or to the SPA must be in writing and signed by authorized representatives of both parties.

Other than as specifically stated above, the SPA shall remain unchanged. In the event of any inconsistency between the terms of this Amendment and the terms of the SPA, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ENTERA BIO LTD.			CENTILLION FUND
By:	/s/ Phillip Schwartz		By:	/s/ Sean Ellis
	Name:	Phillip Schwartz		Name: Sean Ellis
	Title:	CEO		Title: C/O

EXHIBIT A

Schedule 1.2(a)

Milestone

Milestone Event	Milestone Last Date	Milestone Investment Amount	Milestone Shares
The company shall have filed with the SEC a Form F-1 for the purpose of effecting a QIPO for the purpose that following the consummation of which the Company’s shares shall be listed on the NASDAQ or NYSE MKT LLC (AMEX) and by the initial filing of the Form F-1 the Company has appointed underwriters for such purpose, the identity of which to be approved by the Investor at its reasonable discretion
	November 1, 2014	US$2,000,000	4,172 Preferred Shares
Consummation of the QIPO following which the Company’s shares shall be listed on the NASDAQ or NYSE MKT LLC (AMEX)	May 1, 2015	US$1,000,000	2,086 Preferred Shares